               UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION:

The following selected Unaudited Pro Forma Financial Information is based on the historical financial statements of Handheld Entertainment, Inc. ("Handheld") and
VIKA Corp. ("VIKA") and has been prepared to illustrate the effect of Handheld's acquisition of VIKA. The Unaudited Pro Forma Financial Information has been prepared treating the transaction as a recapitalization of Handheld. VIKA reports its financial results on a financial year ending December 31. The financial statements of VIKA included in the following unaudited pro forma financial information are based on the audited statements of VIKA for the twelve months ended December 31, 2004 and the unaudited nine months ended September 30,
2005. The pro forma balance sheet gives effect to the acquisition of VIKA as if it occurred on December 31, 2004 and September 30, 2005. The pro forma statements of operations give effect to the acquisition of VIKA as if it occurred on January 1, 2004 and January 1, 2005.

Because the selected unaudited pro forma combined financial information is based upon VIKA's financial position and operating results during periods when VIKA was not under the control, influence or management of Handheld, the information presented may not be indicative of the results that would have actually occurred had the transaction been completed at, and for the twelve months ended, December
31, 2004 or at, and for the nine months ended, September 30, 2005, as appropriate, nor is it indicative of future financial or operating results of the combined entity.

                                   VIKA CORP.

           INDEX TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

DESCRIPTION                                                      PAGE
-----------                                                      ----
Unaudited Balance Sheet as of December 31, 2004                    3

Unaudited Balance Sheet as of September 30, 2005                   4

Notes to Unaudited Pro Forma  Combined Balance Sheets              5

Unaudited Statements of Operations for the Twelve Months Ended
   December 31, 2004                                               6

Unaudited Statements of Operations for the Nine Months Ended
   September 30, 2005                                              7

                                        2

                          HANDHELD ENTERTAINMENT, INC.

       UNAUDITED PRO FORMA COMBINED BALANCE SHEET AS OF DECEMBER 31, 2004

                                                                            HANDHELD       VIKA                      HANDHELD
                                                                           HISTORICAL   HISTORICAL    PRO FORMA    CONSOLIDATED
                                                                            AUDITED      AUDITED     ADJUSTMENTS     PRO FORMA
                                                                          -----------   ----------   -----------   ------------

ASSETS
   CURRENT ASSETS:
   Cash and Cash Equivalents                                              $    28,984    $  2,690     $     --      $    31,674
   Accounts Receivable, less allowances                                        56,455          --           --           56,455
   Inventories                                                                427,097       4,629           --          431,726
                                                                          -----------    --------     --------      -----------
   TOTAL CURRENT ASSETS                                                       512,536       7,319           --          519,855
   Fixed Assets, net                                                           16,986       3,075           --           20,061
   Capitalized Software, net                                                   14,187          --           --           14,187
   Other Assets                                                                 7,000          --           --            7,000
TOTAL ASSETS                                                              $   550,709    $ 10,394     $     --          561,103
                                                                          ===========    ========     ========      ===========
LIABILITIES AND SHAREHOLDERS' DEFICIT
   CURRENT LIABILITIES
   Trade Accounts Payable                                                 $ 1,042,730    $  4,850     $     --      $ 1,047,580
   Accrued and Other Liabilities                                              425,527       7,200           --          432,727
   Trade accounts and advances payable to Employees and Related Parties       324,412          --           --          324,412
   Short term convertible and non-convertible notes and loans                  94,500          --           --           94,500
   Short term notes and loans, Related Party                                   43,370       4,100           --           47,470
                                                                          -----------    --------     --------      -----------
   TOTAL CURRENT LIABILITIES                                                1,930,539      16,150           --        1,946,689
   Convertible Promissory Notes, Related Party                                470,730          --           --          470,730
                                                                          -----------    --------     --------      -----------
   TOTAL LIABILITIES                                                        2,401,269      16,150           --        2,417,419
   STOCKHOLDERS' DEFICIT
   Convertible Series A Preferred                                                  56          --           --               56
   Convertible Series B Preferred                                                  90          --           --               90
   Convertible Series C Preferred                                                  14          --           --               14
   Convertible Series D Preferred                                                  25          --           --               25
   Common Stock                                                                   284      27,679      (27,444)             519
   Additional Paid in Capital -- Warrants and Stock Options                 1,362,568          --           --        1,362,568
   Additional Paid in Capital                                               2,208,112      17,391      (23,382)       2,202,121
   Accumulated Deficit                                                     (5,421,709)    (50,826)      50,826       (5,421,709)
                                                                          -----------    --------     --------      -----------
   TOTAL SHAREHOLDERS' DEFICIT                                             (1,850,560)     (5,756)          --       (1,856,316)
                                                                          -----------    --------     --------      -----------
TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT                               $   550,709    $ 10,394     $     --          561,103
                                                                          ===========    ========     ========      ===========

                                        3

                          HANDHELD ENTERTAINMENT, INC.

       UNAUDITED PRO FORMA COMBINED BALANCE SHEET AS OF SEPTEMBER 30, 2005

                                                                            HANDHELD       VIKA                      HANDHELD
                                                                           HISTORICAL   HISTORICAL    PRO FORMA    CONSOLIDATED
                                                                           UNAUDITED     UNAUDITED   ADJUSTMENTS     PRO FORMA
                                                                          -----------   ----------   -----------   ------------

ASSETS
   CURRENT ASSETS:
   Cash and Cash Equivalents                                              $    38,747    $  2,432     $     --      $    41,179
   Accounts Receivable, less allowances                                       475,124          --           --          475,124
   Inventories                                                                283,872          --           --          283,872
   Prepaid expenses                                                             6,155          --           --            6,155
                                                                          -----------    --------     --------      -----------
   TOTAL CURRENT ASSETS                                                       803,898       2,432           --          806,330
   Fixed Assets, net                                                           14,928       2,274           --           17,202
   Capitalized Software, net                                                   11,069          --           --           11,069
   Other Assets                                                                 7,000          --           --            7,000
TOTAL ASSETS                                                              $   836,895    $  4,706     $     --      $   841,601
                                                                          ===========    ========     ========      ===========
LIABILITIES AND SHAREHOLDERS' DEFICIT
   CURRENT LIABILITIES
   Trade Accounts Payable                                                 $ 1,098,958    $  7,781     $     --      $ 1,106,739
   Accrued and Other Liabilities                                              472,358          --           --          472,358
   Trade accounts and advances payable to Employees and Related Parties       730,727      22,100           --          752,827
   Short term convertible and non-convertible notes and loans                  94,500          --           --           94,500
   Short term notes and loans, Related Party                                2,207,230          --           --        2,207,230
                                                                          -----------    --------     --------      -----------
   TOTAL CURRENT LIABILITIES                                                4,603,773      29,881           --        4,633,654
                                                                          -----------    --------     --------      -----------
   TOTAL LIABILITIES                                                        4,603,773      29,881           --        4,633,654
      STOCKHOLDERS' DEFICIT
   Convertible Series A Preferred                                                  56          --           --               56
   Convertible Series B Preferred                                                  90          --           --               90
   Convertible Series C Preferred                                                  14          --           --               14
   Convertible Series D Preferred                                                  26          --           --               26
   Common Stock                                                                   284      27,679      (27,444)             519
   Additional Paid in Capital  -- Warrants and Stock Options                1,689,876          --           --        1,689,876
   Additional Paid in Capital                                               2,230,610      23,391      (48,801)       2,205,200
   Accumulated Deficit                                                     (7,687,834)    (76,245)      76,245       (7,687,834)
                                                                          -----------    --------     --------      -----------
   TOTAL SHAREHOLDERS' DEFICIT                                             (3,766,878)    (25,175)          --       (3,792,053)
                                                                          -----------    --------     --------      -----------
TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT                               $   836,895    $  4,706     $     --      $   841,601
                                                                          ===========    ========     ========      ===========

                                        4

                          HANDHELD ENTERTAINMENT, INC.

              NOTES TO UNAUDITED PRO FORMA COMBINED BALANCE SHEETS

The unaudited pro forma balance sheet gives effect to the following unaudited pro forma adjustments:

     1.   Adjustment reflects the accounting for the effective assumption of
          VIKA's liabilities in excess of assets as a capital transaction and to revise the par value of the post-transaction outstanding common stock.

                                        5

                          HANDHELD ENTERTAINMENT, INC.

   UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS FOR THE TWELVE MONTHS
                             ENDED DECEMBER 31, 2004

                                                       HANDHELD
                                                      HISTORICAL    VIKA HISTORICAL    PRO FORMA      HANDHELD
                                                       AUDITED          AUDITED       ADJUSTMENTS     PRO FORMA
                                                     ------------   ---------------   -----------   ------------

Net Revenues                                         $    550,811      $      --          $--       $    550,811
Product Costs                                             607,400             --           --            607,400
                                                     ------------      ---------          ---       ------------
GROSS MARGIN                                              (56,589)            --           --            (56,589)

Costs and Expenses:
Bad Debt Expense                                           43,735             --           --             43,735
Sales and Marketing                                       562,779             --                         562,779
General and Administrative                              2,275,206         35,826           --          2,311,032
Research and Development                                  396,236             --           --            396,236
                                                     ------------      ---------          ---       ------------
TOTAL OPERATING EXPENSES                                3,277,956         35,826           --          3,313,782
                                                     ------------      ---------          ---       ------------
OPERATING LOSS                                         (3,334,545)       (35,826)          --         (3,370,371)
                                                     ------------      ---------          ---       ------------
Other Income and (Expense):
Interest Income                                             6,897             --           --              6,897
   Interest Expense                                       (67,283)            --           --            (67,283)
                                                     ------------      ---------          ---       ------------
TOTAL OTHER INCOME/(EXPENSE)                              (60,386)            --           --            (60,386)
NET LOSS                                              ($3,394,931)      ($35,826)         $--        ($3,430,757)
                                                     ============      =========          ===       ============
BASIC AND DILUTED NET LOSS PER SHARE                       ($1.20)                                        ($0.66)
Shares used in computing earnings (loss) per share      2,835,861                                      5,185,861

                                        6

                          HANDHELD ENTERTAINMENT, INC.

 UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS FOR THE NINE MONTHS ENDED
                               SEPTEMBER 30, 2005

                                                       HANDHELD                        PRO FORMA      HANDHELD
                                                      HISTORICAL    VIKA HISTORICAL   ADJUSTMENTS     PRO FORMA
                                                     ------------   ---------------   -----------   ------------

Net Revenues                                         $    937,110      $   7,200          $--       $    944,310
Product Costs                                           1,030,842          4,629           --          1,035,471
                                                     ------------      ---------          ---       ------------
GROSS MARGIN                                              (93,732)         2,571           --            (91,161)

COSTS AND EXPENSES:
Bad Debt Expense                                           10,000             --           --             10,000
Sales and Marketing                                       388,407             --           --            388,407
General and Administrative                              1,081,802         27,990           --          1,109,792
Research and Development                                  612,270             --           --            612,270
                                                     ------------      ---------          ---       ------------
TOTAL OPERATING EXPENSES                                2,092,479         27,990           --          2,120,469
                                                     ------------      ---------          ---       ------------
OPERATING LOSS                                         (2,186,211)       (25,419)          --         (2,211,630)
                                                     ------------      ---------          ---       ------------
Other Income and (Expense):
Interest Income                                             3,833             --           --              3,833
   Interest Expense                                       (83,747)            --           --            (83,747)
                                                     ------------      ---------          ---       ------------
TOTAL OTHER INCOME/(EXPENSE)                              (79,914)            --           --            (79,914)
NET LOSS                                              ($2,266,125)      ($25,419)         $--        ($2,291,544)
                                                     ============      =========          ===       ============
BASIC AND DILUTED  NET LOSS  PER SHARE                     ($0.80)                                        ($0.44)
Shares used in computing earnings (loss) per share      2,835,861                                      5,185,861

                                        7